Explanation of Responses

Name:	Citadel Limited Partnership

Address:	Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	9/22/2009

CITADEL LIMITED PARTNERSHIP

By: Citadel Investment Group, L.L.C.,
its General Partner

By: /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Investment Group, L.L.C.

Address:	131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	9/22/2009

CITADEL INVESTMENT GROUP, L.L.C.

By: /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Equity Fund Ltd.

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	9/22/2009

CITADEL EQUITY FUND LTD.

By: Citadel Advisors LLC,
its Portfolio Manager

By: Citadel Holdings II LP,
its Managing Member

By: Citadel Investment Group II, L.L.C.,
its General Partner

By: /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Wingate Capital Ltd.

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32 nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	9/22/2009

WINGATE CAPITAL LTD.

By: Citadel Advisors LLC,
its Portfolio Manager

By: Citadel Holdings II LP,
its Managing Member

By: Citadel Investment Group II, L.L.C.,
its General Partner

By: /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Kenneth Griffin

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Limited Partnership

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	9/22/2009

KENNETH GRIFFIN

By: /s/ John C. Nagel
John C. Nagel, attorney-in-fact*

* John C. Nagel is signing on behalf of Kenneth Griffin as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on February 24, 2006, and hereby incorporated by reference herein. The power of attorney was filed as an attachment to a filing by Citadel Limited Partnership on Schedule 13G for Morgans Hotel Group Co.